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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2001

                            NATIONAL FUEL GAS COMPANY
             (Exact name of registrant as specified in its charter)

          New Jersey                  1-3880                   13-1086010
 (State or other jurisdiction      (Commission File          (IRS Employer or
   incorporation)                  Number)                   Identification No.)

               10 Lafayette Square, Buffalo, New York             14203
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (716) 857-6987



ITEM 5.     OTHER EVENTS

     On July 25, 2001, National Fuel Gas Company (the "Company") and its subsidiary, Seneca Resources Corporation, issued press releases regarding their earnings for the third quarter ended June 30, 2001. Copies of these press releases are hereby incorporated by reference and made a part of this Current Report as Exhibits 99(a) and 99(b), respectively.

     During a public conference call on July 26, 2001, the Company offered revised earnings projections for its fiscal year 2002. Also on that day, the Company issued a press release containing the revised estimate, a copy of which is hereby incorporated by reference and made a copy of this Current Report as
Exhibit 99(c).

     Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company's internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company's internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

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     As disclosed in the attached press releases, the Company held a public conference call on July 26, 2001. During the course of that call, the Company indicated that it estimates earnings for the Company's fiscal year 2001 will be a record-high $4.25 to $4.35 per diluted common share, and that earnings for fiscal 2002 will be in the range of $4.10 to $4.20 per diluted common share.

     There is no assurance that these earnings projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur before or during fiscal 2002. The above earnings projections are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. While the Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from the statements: changes in economic conditions, demographic patterns or weather conditions; changes in the availability or price of natural gas and oil; inability to obtain new customers or retain existing ones; significant changes in competitive conditions affecting the Company; governmental/regulatory actions, initiatives and proceedings, including those affecting acquisitions, financings, allowed rates of return, industry and rate structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs; the nature and projected profitability of pending and potential projects and other investments; occurrences affecting the Company's ability to obtain funds from operations, debt or equity to finance needed capital expenditures and other investments; uncertainty of oil and gas reserve estimates; ability to successfully identify and finance oil and gas property acquisitions and ability to operate and integrate existing and any subsequently acquired business or properties; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company's actual production levels for natural gas or oil; changes in the availability or price of derivative financial instruments; changes in the price of natural gas or oil and the related effect given the accounting treatment or valuation of related derivative financial instruments; inability of the various counterparties to meet their obligations with respect to the Company's financial instruments; regarding foreign operations - changes in foreign trade and monetary policies, laws, and regulations related to foreign operations, political and governmental changes, inflation and exchange rates, taxes and operating conditions; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees and contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; or changes in accounting principles or the application of such principles to the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            Exhibit 99(a) - Press Release issued July 25, 2001 regarding National Fuel Gas Company earnings for the third quarter

            Exhibit 99(b) - Press Release issued July 25, 2001 regarding Seneca Resources Corporation earnings for the third quarter

            Exhibit 99(c) - Press Release issued July 26, 2001 regarding National Fuel Gas Company estimated earnings for fiscal 2002


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL FUEL GAS COMPANY



                                    By:   /s/ James R. Peterson
                                       _________________________________
                                          James R. Peterson
                                          Assistant Secretary


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                                  EXHIBIT INDEX

      Exhibit Number          Description

      99(a)                   Press Release issued July 25, 2001
                              regarding National Fuel Gas Company
                              earnings for the first quarter

      99(b)                   Press Release issued July 25, 2001
                              regarding Seneca Resources Corporation
                              earnings for the first quarter

      99(c)                   Press Release issued July 26, 2001
                              regarding National Fuel Gas Company
                              estimated earnings for fiscal 2002